                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 16, 1999 included in National Rural Utilities Cooperative Finance Corporation's Form 10-K for the year ended May 31, 1999 and to all references to our Firm included in this Registration Statement.


                                                   ARTHUR ANDERSEN LLP


Vienna, VA
September 23, 1999